United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                         -------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 7, 2008

                                 CytoGenix, Inc.
             (Exact name of registrant as specified in its charter)



                                     0-26807
                            (Commission File Number)

                Nevada                                        76-0484097
     ----------------------------                         ------------------
     (State or other jurisdiction                          (IRS Employer
         of incorporation)                                Identification No.)

3100 Wilcrest Drive, Suite 140, Houston, Texas                77042
(Address of principal executive offices)                    (Zip Code)

                                 (713) 789-0070
               Registrant's telephone number, including area code


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))













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

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review


As previously disclosed in the Company's Amended Annual Report on Form 10-K/A for the period Ended December 31, 2006 and the in the Form 10-Q/A for the periods ended March 31, 2006, June 30, 2006, September 30, 2007, March 31, 2007, June 30, 2007 and September 30, 2007, as filed with the Securities and Exchange Commission on April 7, 2008:

In connection with the establishment of the Company's stock option plans of 2003 and 2005, the Company took the position that no compensation cost should be recognized by the Company until such time as the underlying shares were registered, as this constituted a performance condition under SFAS 123(R) and that such condition was not deemed probable at the time of the filing. The SEC disagreed with this position and requested the Company restate its financial statements and associated disclosures to include compensation cost assuming the options are exercisable as they vest. The error resulted in the understatement of non-cash expenses and a corresponding understatement of net loss of $4,306,377 for the year ending December 31, 2006. The restatement impacted certain line items within cash flows from operations, but had no effect on total cash flows from operations and did not impact cash flows from financing or investing activities. This restatement had no impact on the balance sheets, statements of operations or the net decrease in cash and cash equivalents reported in the statements of cash flows for any periods reported prior to December 31, 2005.

At the request of the SEC, the Company restated our financial statements included in the Form 10-K for the period ended December 31, 2006 and the in the Form 10-Q for the periods ended March 31, 2006, June 30, 2006, September 30, 2007, March 31, 2007, June 30, 2007 and September 30, 2007 and associated disclosures to include the cost associated with the options. The error resulted in the understatement of non-cash expenses and a corresponding understatement of net loss by $4,306,377, for the year ending December 31, 2006. The restatement impacted certain line items within cash flows from operations, but had no effect on total cash flows from operations and did not impact cash flows from financing or investing activities. This restatement had no impact on the balance sheets, statements of operations or the net decrease in cash and cash equivalents reported in the statements of cash flows for any periods reported prior to December 31, 2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 9, 2008                CytoGenix, Inc.

                                  By:  /s/  Randy Moseley
                                  ----------------------------------------------
                                  Randy Moseley, Interim Chief Executive Officer





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